AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

Supplement dated December 28, 1999 * Statement of Additional Information dated January 1, 1999 * Revised March 17, 1999

The following is inserted immediately after the last paragraph of Fundamental Investment Policies on page 16.


For purposes of the investment restrictions relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding interfund lending. Under the terms of the exemptive order, the funds may borrow money from or lend money to other funds, advised by ACIM, that permit such transactions. All such transactions will be subject to the limits set above in the previous chart for borrowing and lending. The funds will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

SH-SPL-19155   9912